UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2015

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2015, Real Goods Solar, Inc.’s (the “Company”) wholly-owned subsidiaries Real Goods Energy Tech, Inc., Real Goods Trading Corporation, Alteris Renewables, Inc., Real Goods Syndicated, Inc., Mercury Energy, Inc., Real Goods Solar, Inc.—Mercury Solar, Elemental Energy, LLC and Sunetric Management LLC entered into a Eighth Loan Modification Agreement with Silicon Valley Bank to extend the maturity date of the revolving line of credit under the Loan and Security Agreement, dated December 19, 2011, from January 31, 2015 to March 17, 2015. In connection with the amendment, the Company paid an $8,125.00 fee to Silicon Valley Bank. The parties intend to use this time period to negotiate the terms of an anticipated one year renewal of the line of credit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer Acting Principal Financial Officer

Date: January 30, 2015